American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share data)
Unaudited

	June 30
ASSETS	2008	2007

Cash and due from banks	$20,082	$21,735
Interest-bearing deposits in other banks	8,265	17,053

Securities available for sale, at fair value	136,632	121,083
Securities held to maturity	9,828	13,148
Total securities	146,460	134,231

Loans held for sale	2,200	2,306

Loans, net of unearned income	568,830	551,744
Less allowance for loan losses	(7,932)	(7,493)
Net Loans	560,898	544,251

Premises and equipment, net	13,659	12,899
Goodwill	22,468	22,468
Core deposit intangibles, net	2,264	2,641
Accrued interest receivable and other assets	14,399	13,553

Total assets	$790,695	$771,137

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$98,005	$107,206
Demand deposits -- interest-bearing	105,809	110,482
Money market deposits	52,772	50,749
Savings deposits	61,469	66,948
Time deposits	251,189	260,359
Total deposits	569,244	595,744

Repurchase agreements	57,973	43,615
FHLB borrowings	37,488	10,012
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	3,475	3,898
Total liabilities	688,799	673,888

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,097,862 shares outstanding at June 30, 2008 and
6,145,617 shares outstanding at June 30, 2007	6,098	6,146
Capital in excess of par value	26,463	26,422
Retained earnings	70,233	67,122
Accumulated other comprehensive income (loss), net	(898)	(2,441)
Total shareholders' equity	101,896	97,249

Total liabilities and shareholders' equity	$790,695	$771,137

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited
	Three Months Ended		Six Months Ended
	June 30		June 30
	2008	2007	2008	2007
Interest and Dividend Income:
Interest and fees on loans	$8,987	$10,408	$18,431	$20,487
Interest and dividends on securities:
Taxable	1,234	1,028	2,465	2,164
Tax-exempt	420	420	852	843
Dividends	73	82	150	171
Other interest income	74	168	150	339
Total interest and dividend income	10,788	12,106	22,048	24,004

Interest Expense:
Interest on deposits	3,116	3,860	6,698	7,643
Interest on repurchase agreements	339	449	790	875
Interest on other borrowings	259	170	418	376
Interest on trust preferred capital notes	344	344	687	687
Total interest expense	4,058	4,823	8,593	9,581

Net Interest Income	6,730	7,283	13,455	14,423
Provision for loan losses	600	-	740	303

Net Interest Income After Provision
for Loan Losses	6,130	7,283	12,715	14,120

Noninterest Income:
Trust fees	916	924	1,796	1,803
Service charges on deposit accounts	601	625	1,166	1,247
Other fees and commissions	226	198	429	398
Mortgage banking income	200	329	395	519
Brokerage fees	101	159	244	248
Securities gains (losses), net	(138)	64	(108)	89
Impairment of securities	(255)	-	(255)	-
Other	190	132	309	339
Total noninterest income	1,841	2,431	3,976	4,643

Noninterest Expense:
Salaries	2,481	2,514	4,950	4,904
Employee benefits	777	737	1,524	1,385
Occupancy and equipment	928	850	1,894	1,679
Bank franchise tax	173	165	350	333
Core deposit intangible amortization	95	95	189	189
Other	1,189	1,087	2,185	2,128
Total noninterest expense	5,643	5,448	11,092	10,618

Income Before Income Taxes	2,328	4,266	5,599	8,145
Income Taxes	519	1,235	1,485	2,410
Net Income	$1,809	$3,031	$4,114	$5,735

Net Income Per Common Share:
Basic	$0.30	$0.49	$0.67	$0.93
Diluted	$0.30	$0.49	$0.67	$0.93

Average Common Shares Outstanding:
Basic	6,098,184	6,150,216	6,103,008	6,153,496
Diluted	6,108,536	6,177,165	6,114,911	6,181,107

Financial Highlights
American National Bankshares Inc. and Subsidiaries
(Dollars in thousands, except share data, unaudited)

	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2008	2008	2007	2008	2007
EARNINGS
Interest income	$10,788	$11,260	$12,106	$22,048	$24,004
Interest expense	4,058	4,535	4,823	8,593	9,581
Net interest income	6,730	6,725	7,283	13,455	14,423
Provision for loan losses	600	140	-	740	303
Noninterest income	1,841	2,135	2,431	3,976	4,643
Noninterest expense	5,643	5,449	5,448	11,092	10,618
Income taxes	519	966	1,235	1,485	2,410
Net income	1,809	2,305	3,031	4,114	5,735

PER COMMON SHARE
Earnings per share - basic	$0.30	$0.38	$0.49	$0.67	$0.93
Earnings per share - diluted	0.30	0.38	0.49	0.67	0.93
Cash dividends declared	0.23	0.23	0.23	0.46	0.45
Book value per share	16.71	16.86	15.82	16.71	15.82
Book value per share - tangible (a)	12.65	12.79	11.74	12.65	11.74
Closing market price	18.25	21.26	22.50	18.25	22.50

FINANCIAL RATIOS
Return on average assets	0.92%	1.18%	1.57%	1.05%	1.48%
Return on average equity	7.06	9.01	12.47	8.03	11.89
Return on average tangible equity (b)	9.69	12.24	17.20	10.96	16.47
Average equity to average assets	12.99	13.12	12.61	13.05	12.45
Net interest margin, taxable equivalent	3.83	3.88	4.26	3.86	4.19
Efficiency ratio	61.40	60.09	55.18	60.75	54.65
Effective tax rate	22.29	29.53	28.95	26.52	29.59

PERIOD END BALANCES
Securities	$146,460	$160,675	$134,231	$146,460	$134,231
Loans held for sale	2,200	1,681	2,306	2,200	2,306
Loans, net of unearned income	568,830	554,667	551,744	568,830	551,744
Goodwill and other intangibles	24,732	24,826	25,109	24,732	25,109
Assets	790,695	785,049	771,137	790,695	771,137
Assets - tangible (a)	765,963	760,223	746,028	765,963	746,028
Deposits	569,244	581,539	595,744	569,244	595,744
Repurchase agreements	57,973	58,179	43,615	57,973	43,615
Borrowings	58,107	36,744	30,631	58,107	30,631
Shareholders' equity	101,896	102,873	97,249	101,896	97,249
Shareholders' equity - tangible (a)	77,164	78,047	72,140	77,164	72,140

AVERAGE BALANCES
Securities	$150,247	$151,699	$143,106	$150,973	$150,004
Loans held for sale	2,206	1,614	2,890	1,910	2,113
Loans, net of unearned income	564,769	553,971	547,420	559,370	545,140
Interest-earning assets	725,789	717,508	706,285	721,741	710,321
Goodwill and other intangibles	24,785	24,864	25,146	24,825	25,193
Assets	789,412	780,204	770,710	784,772	774,667
Assets - tangible (a)	764,627	755,340	745,564	759,947	749,474
Interest-bearing deposits	476,207	486,198	487,322	481,203	490,546
Deposits	576,167	583,410	588,346	579,789	591,723
Repurchase agreements	53,535	54,624	46,032	54,079	46,142
Borrowings	52,012	33,870	33,884	42,941	35,294
Shareholders' equity	102,511	102,342	97,183	102,410	96,434
Shareholders' equity - tangible (a)	77,726	77,478	72,037	77,585	71,241

CAPITAL
Average shares outstanding - basic	6,098,184	6,107,832	6,150,216	6,103,008	6,153,496
Average shares outstanding - diluted	6,108,536	6,121,285	6,177,165	6,114,911	6,181,107
Shares repurchased	2,400	28,800	12,700	31,200	24,300
Average price of shares repurchased	$21.43	$20.80	$22.66	$20.85	$22.89

Financial Highlights
American National Bankshares Inc. and Subsidiaries
(Dollars in thousands, except per sahre data, unaudited)

	2nd Qtr		1st Qtr		2nd Qtr		YTD		YTD
	2008		2008		2007		2008		2007
LOANS
Construction and land development	$66,740		$72,001		$73,596		$66,740		$73,596
Commercial real estate	201,102		198,698		196,426		201,102		196,426
Residential real estate	140,024		138,384		129,032		140,024		129,032
Home equity	52,773		48,958		48,136		52,773		48,136
Commercial and industrial	99,603		87,199		93,763		99,603		93,763
Consumer	8,588		9,427		10,791		8,588		10,791
Total	$568,830		$554,667		$551,744		$568,830		$551,744

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,425		$7,395		$7,590		$7,395		$7,264
Provision for loan losses	600		140		-		740		303
Charge-offs	(203)		(170)		(155)		(373)		(204)
Recoveries	110		60		58		170		130
Ending balance	$7,932		$7,425		$7,493		$7,932		$7,493

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$172		$-		$-		$172		$-
Nonaccrual	6,216		2,772		3,192		6,216		3,192
Foreclosed real estate	558		550		85		558		85
Nonperforming assets	$6,946		$3,322		$3,277		$6,946		$3,277

ASSET QUALITY RATIOS
Net chargeoffs (recveries) to average loans	0.07%		0.08%		0.07%		0.07%		0.03%
Nonperfomring assets to total assets (c)	0.88		0.42		0.42		0.88		0.42
Nonperforming loans to total loans (c)	1.12		0.50		0.58		1.12		0.58
Allowance for loan losses to total loans (c)	1.39		1.34		1.36		1.39		1.36
Allowance for loan losses to
nonperforming loans (c)	1.24	X	2.68	X	2.35	X	1.24	X	2.35	X

OTHER DATA
Fiduciary assets at period-end (d)	$377,008		$386,375		$406,135		$377,008		$406,135
Retail brokerage assets at period-end (d)	$94,472		$89,927		$89,684		$94,472		$89,684
Number full time-time equivalent employees	261		258		257		261		257
Number of full sevice offices	20		19		19		20		19
Number of loan production offices	1		1		1		1		1
Number of ATM's	23		23		23		23		23

Notes:
(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Balance sheet amounts used in calculations are based on period-end balances
(d) - Market value

Net Interest Income Analysis
For the Three Months Ended June 30, 2008 and 2007
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2008	2007	2008	2007	2008	2007
Loans:
Commercial	$90,648	$91,852	$1,342	$1,819	5.92%	7.92%
Real estate	467,424	448,024	7,468	8,364	6.39	7.47
Consumer	8,903	10,434	197	247	8.85	9.47
Total loans	566,975	550,310	9,007	10,430	6.35	7.58

Securities:
Federal agencies	45,708	68,991	551	748	4.82	4.34
Mortgage-backed & CMO's	50,357	20,501	642	247	5.10	4.82
State and municipal	47,201	45,623	652	628	5.53	5.51
Other	6,981	7,991	90	116	5.16	5.81
Total securities	150,247	143,106	1,935	1,739	5.15	4.86

Deposits in other banks	8,567	12,869	74	168	3.46	5.22

Total interest-earning assets	725,789	706,285	11,016	12,337	6.07	6.99

Non-earning assets	63,623	64,425

Total assets	$789,412	$770,710

Deposits:
Demand	$107,154	$111,064	160	416	0.60	1.50
Money market	51,124	52,279	239	356	1.87	2.72
Savings	62,648	67,716	84	230	0.54	1.36
Time	255,281	256,263	2,633	2,858	4.13	4.46
Total deposits	476,207	487,322	3,116	3,860	2.62	3.17

Repurchase agreements	53,535	46,032	339	449	2.53	3.90
Other borrowings	52,012	33,884	603	514	4.64	6.07
Total interest-bearing
liabilities	581,754	567,238	4,058	4,823	2.79	3.40

Noninterest bearing
demand deposits	99,960	101,024
Other liabilities	5,187	5,265
Shareholders' equity	102,511	97,183
Total liabilities and
shareholders' equity	$789,412	$770,710

Interest rate spread					3.28%	3.59%
Net interest margin					3.83%	4.26%

Net interest income (taxable equivalent basis)			6,958	7,514
Less: Taxable equivalent adjustment			228	231
Net interest income			$6,730	$7,283

Net Interest Income Analysis
For the Six Months Ended June 30, 2008 and 2007
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2008	2007	2008	2007	2008	2007
Loans:
Commercial	$88,140	$90,415	$2,796	$3,512	6.34%	7.77%
Real estate	463,927	446,448	15,257	16,529	6.58	7.40
Consumer	9,213	10,390	414	489	8.99	9.41
Total loans	561,280	547,253	18,467	20,530	6.58	7.50

Securities:
Federal agencies	47,886	75,587	1,148	1,605	4.79	4.25
Mortgage-backed & CMO's	48,881	20,253	1,245	488	5.09	4.82
State and municipal	47,524	45,792	1,308	1,262	5.50	5.51
Other	6,682	8,372	189	245	5.66	5.85
Total securities	150,973	150,004	3,890	3,600	5.15	4.80

Deposits in other banks	9,488	13,064	150	339	3.16	5.19

Total interest-earning assets	721,741	710,321	22,507	24,469	6.24	6.89

Non-earning assets	63,031	64,346

Total assets	$784,772	$774,667

Deposits:
Demand	$107,574	$110,592	385	840	0.72	1.52
Money market	51,222	52,210	533	705	2.08	2.70
Savings	62,916	68,318	200	465	0.64	1.36
Time	259,491	259,426	5,580	5,633	4.30	4.34
Total deposits	481,203	490,546	6,698	7,643	2.78	3.12

Repurchase agreements	54,079	46,142	790	875	2.92	3.79
Other borrowings	42,941	35,294	1,105	1,063	5.15	6.02
Total interest-bearing
liabilities	578,223	571,982	8,593	9,581	2.97	3.35

Noninterest bearing
demand deposits	98,586	101,177
Other liabilities	5,553	5,074
Shareholders' equity	102,410	96,434
Total liabilities and
shareholders' equity	$784,772	$774,667

Interest rate spread					3.27%	3.54%
Net interest margin					3.86%	4.19%

Net interest income (taxable equivalent basis)			13,914	14,888
Less: Taxable equivalent adjustment			459	465
Net interest income			$13,455	$14,423